Exhibit 32.2

SECTION 1350 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Jeffrey Hoyt, hereby certify that the Amendment No. 1 to Annual Report on Form 10-K/A for the period ended June 30, 2004 as filed by Ethan Allen Interiors Inc. (the “Company”), which contains the Company’s financial statements, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey Hoyt —————————————— (Jeffrey Hoyt)	Vice President, Finance

May 9, 2005